Property Plant and Equipment	12 Months Ended
Dec. 31, 2024
Property Plant and Equipment
Property, plant and equipment

9. Property, plant and equipment

					Corporate
	Mining	Non-producing	Plant and	Right-of-use	office
	interests	properties	equipment	lease assets	equipment	Total

Cost
Balance at January 1, 2023	$215,412	$12,469	$120,577	$12,093	$236	$360,787
Asset additions	11,517	-	8,420	238	1	20,176
Asset disposals	-	-	(769)	(646)	-	(1,415)
Change in decommissioning provision	(110)	-	-	-	-	(110)
Balance at December 31, 2023	226,819	12,469	128,228	11,685	237	379,438
Asset additions	14,226	-	4,794	789	-	19,809
Change in decommissioning provision	(1,420)	-	-	-	-	(1,420)
Balance at December 31, 2024	$239,625	$12,469	$133,022	$12,474	$237	$397,827

Accumulated depreciation
and depletion
Balance at January 1, 2023	$(114,548)	$-	$(77,733)	$(7,038)	$(169)	$(199,488)
Depreciation/depletion for the year	(11,926)	-	(7,707)	(1,185)	(31)	(20,849)
Impairment for the year	(6,000)	-	-	-	-	(6,000)
Balance at December 31, 2023	(132,474)	-	(85,440)	(8,223)	(200)	(226,337)
Depreciation/depletion for the year	(14,172)	-	(8,615)	(1,278)	(26)	(24,091)
Balance at December 31, 2024	$(146,646)	$-	$(94,055)	$(9,501)	$(226)	$(250,428)

Carrying value
at December 31, 2023	$94,345	$12,469	$42,788	$3,462	$37	$153,101
at December 31, 2024	$92,979	$12,469	$38,967	$2,973	$11	$147,399

Non-current assets are tested for impairment or impairment reversals when events or changes in circumstances suggest that the carrying amount may not be recoverable. No impairment or impairment reversal were identified for the year ended December 31, 2024 for each of the Company’s cash-generating unit, including non-producing properties and properties placed under care and maintenance.

Fiscal 2023 Impairment

Impairment indicators were identified during the year ended December 31, 2023 caused by market capitalization being less than the net assets of the Company. Impairments were recorded as at December 31, 2023. The Company assessed the recoverability of the $32.1 carrying amount of the Relief Canyon Mine cash-generating unit and a $6.0 million impairment to the carrying value was identified. The Company allocated $6.0 million of the impairment against mineral interests relating to the Relief Canyon Mine as at December 31, 2023. The $26.1 million recoverable amount of the Relief Canyon Mine’s net assets was determined based on a market approach of trading multiples of comparable companies. Publicly traded companies with gold mining assets of similar development and production stages to the Relief Canyon Mine were identified and assessed for total enterprise value and contained gold equivalent ounces to derive at an implied valuation multiple. The derived implied valuation multiples of feasibility and pre-production stage companies ranging from $23 per contained gold equivalent ounce to $31 per contained gold equivalent ounce were compared to that of the Relief Canyon Mine in assessing the recoverability of its carrying amount.

Fair value models are considered to be Level 3 within the fair value hierarchy. Key assumptions used in Relief Canyon Mine’s fair value models include estimation of total enterprise value and contained gold equivalent ounces of publicly traded companies based on observable market data. Total enterprise value was derived from market capitalization adjusted for a control premium while excluding cash and cash equivalents and book value of other non-mining assets and discounting for production delays. An increase and decrease in market capitalization of 1% would impact the recoverable amount by estimates of approximately $0.2 million increase and $0.2 million decrease, respectively. If a subsequent impairment test indicated further changes in market multiples and contained gold equivalent ounces, it could result in a material recovery or further impairment to the carrying amount.

The carrying amounts of mineral interests, plant and equipment, and right-of-use lease assets from the Relief Canyon Mine, which is under care and maintenance, is approximately $16.0 million, $7.0 million, and $1.2 million, respectively, as at December 31, 2024 (December 31, 2023: $16.3 million, $9.6 million, and $1.5 million, respectively).

The Company completed the acquisition of the San Felipe property located in Sonora, Mexico on October 8, 2020. As at December 31, 2024, the carrying amount of this property was $12.5 million included in non-producing properties.

Asset additions during the year ended December 31, 2024 include right-of-use lease assets additions of $0.8 million (2023: $0.2 million).

The amount of borrowing costs capitalized as property, plant and equipment was $0.6 million during the year ended December 31, 2024 (2023: nil).